UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2017

Ladder Capital Corp

(Exact Name of Registrant As Specified In Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36299 (Commission File Number)	80-0925494 (IRS Employer Identification No.)

345 Park Avenue, 8th Floor
New York, New York 10154
(Address of Principal Executive Offices, including Zip Code)

(212) 715-3170
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On March 7, 2017, Ladder Capital Corp (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the selling stockholders named therein (the “Selling Stockholders”) and UBS Securities LLC, as the underwriter (the “Underwriter”), pursuant to which the Selling Stockholders agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Selling Stockholders, subject to and upon the terms and conditions set forth therein, an aggregate of 3,000,000 shares of the Company’s Class A common stock, par value $0.001 per share, at a price of $14.05 per share.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

The exhibit to this Current Report on Form 8-K is hereby incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-202590) filed by the Company with the Securities and Exchange Commission on March 6, 2015 and amended on March 4, 2016 and March 7, 2016.

(d)         Exhibits

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated March 7, 2017, by and among Ladder Capital Corp, the selling stockholders named therein and UBS Securities LLC, as the underwriter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADDER CAPITAL CORP

/s/ Marc Fox
Marc Fox
Chief Financial Officer

Date: December March 13, 2017

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